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                                                                    EXHIBIT 99.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the annual report of TALX Corporation (the "Company") on Form 10-K/A for the period ending March 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, William W. Canfield, Chairman, President and Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                  By:  /s/ William W. Canfield
                                       -----------------------
                                  William W. Canfield
                                  Title:  Chairman, President and Chief
                                  Executive Officer
                                  TALX Corporation

December 23, 2002